AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 18, 2005
SECURITIES ACT FILE NO. 33-12213
INVESTMENT COMPANY ACT FILE NO. 811-05037

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933:	[X]

Pre-Effective Amendment No. ___	[ ]

Post-Effective Amendment No. 238	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940:	[X]

Amendment No. 239	[X]

(Check Appropriate Box or Boxes)

PROFESSIONALLY MANAGED PORTFOLIOS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of Principal Executive Offices)
(414) 765-5344
Registrant's Telephone Number, Including Area Code

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and Address of Agent for Service)

WITH A COPY TO:

Julia Allecta
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor.
San Francisco, CA 94105-0441

  It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b).
[ ]	on _________, 2005 pursuant to paragraph (b).
[X]	60 days after filing pursuant to paragraph (a)(1).
[ ]	on _________, 2005 pursuant to paragraph (a)(1).
[ ]	75 days after filing pursuant to paragraph (a)(2).
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

  If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PROSPECTUS

TCM Small Cap Growth Fund

_______, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TCM Small Cap Growth Fund

A series of Professionally Managed Portfolios

The TCM Small Cap Growth Fund (the “Fund”) is a mutual fund that seeks long-term capital appreciation. The Fund will invest primarily in small capitalization companies.

Tygh Capital Management, Inc. is the investment advisor (the “Advisor”) to the Fund.

Table of Contents
AN OVERVIEW OF THE FUND	2
PERFORMANCE	3
FEES AND EXPENSES	4
INVESTMENT OBJECTIVE	5
PRINCIPAL INVESTMENT STRATEGIES	5
PRINCIPAL RISKS OF INVESTING IN THE FUND	6
PORTFOLIO HOLDINGS INFORMATION	8
MANAGEMENT OF THE FUND	9
INFORMATION ABOUT YOUR ACCOUNT	10
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	17
SERVICE FEES	18
FINANCIAL HIGHLIGHTS	18
PRIVACY NOTICE	20
FOR MORE INFORMATION	22

This Prospectus sets forth basic information about the Fund that you should know before investing. It should be read and retained for future reference.

The date of this Prospectus is ______, 2005

AN OVERVIEW OF THE FUND

What is the Fund’s Investment Objective?	The investment objective of the Fund is to seek long-term capital appreciation.

What are the Fund’s Principal Investment Strategies?	Under normal market conditions, the Fund invests at least 80% of its total assets in stocks of small capitalization companies. Most of the assets will be invested in U.S. common stocks expected to experience long-term, above-average, earnings growth. The Fund may also invest in securities convertible into or exercisable for stock, certain derivative investments, and American Depositary Receipts. The Fund may also invest in equity securities of foreign issuers when consistent with the Fund’s investment objective. In selecting investments for the Fund, Tygh Capital Management, Inc. (“TCM”), the Fund’s investment advisor, focuses on companies with the potential for superior earnings growth and sustainable valuations based on fundamental research and analysis.

What are the Principal Risks of Investing in the Fund?	There is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:
•	The stock market declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated
•	Growth stocks fall out of favor with investors
•	Securities of smaller companies involve greater risk than investing in larger more established companies
•	Foreign securities involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets

Who may want to Invest in the Fund?	The Fund may be appropriate for investors who:
•	Are pursuing a long-term goal such as retirement
•	Want to add an equity investment with growth potential to their investment portfolio
•	Understand and can bear the risks of investing in smaller companies

The Fund may not be appropriate for investors who:
•	Need regular income
•	Are pursuing a short-term goal

PERFORMANCE

The following performance information indicates some of the risks of investing in the Fund. The bar chart below illustrates the Fund’s total return for the calendar year ended 2005. The table below illustrates the Fund’s average annual return over time compared with a domestic broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Return

During the period shown in the bar chart, the Fund’s highest quarterly return was _____% for the quarter ended ____________, and the lowest quarterly return was ____% for the quarter ended ___________________.

Average Annual Total Returns as of December 31, 2005

Since Inception
	1 Year	(10/1/04)
TCM Small Cap Growth Fund
Return Before Taxes	____	____
Return After Taxes on Distributions(1)	____	____
Return After Taxes on Distributions and Sale of Fund Shares(1), (2)	____	____
Russell 2000 Growth Index(3)	____	____
________________________
(1) After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

(2) The “Return After Taxes on Distributions and Sale of Fund shares” may be higher than other return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

(3) The Russell 2000 Growth Index is an unmanaged index representing those Russell Index companies with higher price-to-book ratios and future projected earnings according to the Frank Russell Companies. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees[1] (fees paid directly from your investment)
Maximum Sales Load Imposed on Purchases	None
Maximum Sales Load Imposed on Reinvested Dividends	None
Redemption Fee[2]	1.00%
Deferred Sales Load	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	____%
Distribution (12b-1) Fees	None
Other Expenses[3]	____%
Total Annual Fund Operating Expenses	____%
Less: Expense waiver/reimbursement[4]	____%
Net Annual Fund Operating Expenses	____%
1 Although no sales loads or transaction fees are charged, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.

2 The Redemption Fee applies only to those shares that have been held for less than two months. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.

3 Other expenses include custodian, transfer agency and other customary operating expenses. As the Fund is in its first year of operations, other expenses are based on estimates for the Fund’s initial fiscal period.

4 The Fund’s investment advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses for the Fund do not exceed ____% of the Fund’s average net assets for at least the periods shown in the example and for an indefinite period thereafter. The Advisor may request a reimbursement of any reduction in advisory fees or payment of expenses made by the Advisor within three years following the year to which the reduction or payment relates if the Fund’s expenses are less than the above limit agreed to by the Fund. Any such reimbursement is subject to prior Board of Trustees review and approval. Because dividends on short positions are not included in the expense waiver/reimbursement, the net expenses of the Fund may be higher than those shown.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same.

Please note that the figures below are based on the Fund’s net expenses resulting from the expense limitation agreement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$___	$___	$___	$___

INVESTMENT OBJECTIVE

The investment objective of the Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its total assets in stocks of small capitalization (“small cap”) companies. The Fund defines small cap companies as those whose market capitalization, at the time of purchase, are consistent with the market capitalizations of companies in the Russell 2000 Index. As of October 31, 2005, the range of market capitalizations of companies in that index was between $37 million and $3.7 billion. Companies whose capitalization are above this level after purchase continue to be considered small cap companies for purposes of the 80% policy.

TCM uses fundamental research to identify companies with the potential for superior earnings growth and sustainable valuations. TCM’s intensive bottom-up, fundamental research drives stock selection, which TCM believes is likely to generate excess returns. The investment process uses a team-oriented approach, where members of the team leverage the expertise of their colleagues in an environment that facilitates the exchange of ideas and insights. There are four main steps to TCM’s investment process:

•
Idea Generation. Investment candidates are first screened for specific growth characteristics regarding revenue and earnings, valuation, and expected price appreciation. TCM believes that previously owned companies are a source of ideas that leverages prior experience and knowledge base, and that conferences and meetings with company management offer opportunities to monitor existing holdings and prospect for new ones. In addition, TCM observes market trends and focuses research into sectors or industries that are expected to experience superior relative growth. As a result of this process, the investment team identifies candidates for further analysis.

•
Research and Analysis. Stock ideas undergo in-depth fundamental and valuation analysis. TCM seeks companies with the ability to significantly grow annual revenues and earnings by examining market size, market growth rates, and trends in a company’s market share, margins and expenses. TCM focuses on the sustainability of valuations based on a variety of financial metrics, including price to earnings, price to growth, price to sales ratios and cash flow returns. This process is designed to develop confidence in price targets based on earnings and associated risks.

•
Portfolio Construction. With a list of high conviction names in place, the team then constructs the portfolio based on the Fund’s objectives and guidelines. Sector weightings are monitored versus established parameters compared to the Fund’s benchmark, the Russell 2000 Growth Index, and initial position sizes and maximum weighting for a stock are established.

•
Monitoring and Sell Discipline. There is a daily review of the diversification and weighting limits established for the Fund. In addition, the team typically sells a stock when the security exceeds its price target, the original investment thesis is broken, or a better investment idea is generated. It is at this level that TCM’s sell discipline and a proprietary quantitative system to identify problem stocks forces a review of poor performers.

Most of the assets will be invested in U.S. common stocks expected to experience long-term, above average earnings growth. The Fund may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures), certain options and financial futures contracts (“derivatives”), and American Depositary Receipts (“ADRs”). ADRs evidence ownership of foreign securities but are traded on domestic exchanges. The Fund may also invest in equity securities of foreign issuers when consistent with the Fund’s investment objective.

Portfolio Turnover
The Fund is actively managed, which means that TCM may frequently buy and sell securities. Frequent trading increases the Fund’s turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from the Fund’s performance. Additionally, due to the institutional nature of the shareholders in the Fund, redemption requests could be large. In order to satisfy such redemption requests, the Fund may be forced to sell securities with built in capital gains that will be taxable to taxable shareholders.

Fund Closure
Based on TCM’s analysis of the size of the small cap market, market liquidity, portfolio holdings of the Fund and other accounts of TCM, and other issues, upon 30 days’ written notice to Fund shareholders the Fund may close to new investors when it reaches an asset size determined by TCM to be too large to sustain additional assets. If the Fund closes to new investors, the Fund’s Board of Trustees will review, on at least a semi-annual basis, market conditions and other factors presented by TCM in order to determine whether to reopen the Fund to new investors.

Temporary Investments
The Fund intends to hold a small percentage of cash or high quality, short-term debt obligations and money market instruments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund may respond to adverse market, economic, political or other considerations by investing a substantial portion of its assets in high quality, short-term debt securities or other defensive investments for temporary defensive purposes. During those times, the Fund may not achieve its investment objective and, instead, will focus on preserving your investment. To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Changes in Objectives and Policies
The objectives, strategies and policies described above may be changed without the approval of Fund shareholders upon 30 days’ written notice to shareholders. However, the Fund will not change its investment policy of investing at least 80% of its net assets in small cap companies without first changing the Fund’s name and providing shareholders with at least 60 days’ prior notice.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks that may adversely affect the Fund’s net asset value or total return have previously been summarized under “An Overview of the Fund.” These risks are discussed in more detail below.

Management and Market Risk
Management risk means that TCM’s investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Equity Risk
Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth Stock Risk
Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Technology Company Risk
The Fund may at times invest a significant amount of its assets (more than 25%) in technology companies. Although technology companies are found among a broad range of industries, they often face unusually high price volatility and losses can be significant. Technology companies may be significantly affected by falling prices and profits and intense competition. In addition, the rate of technological change for technology companies is generally higher than for other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. If a company does not perform as expected, the price of its stock could decline significantly. To the extent that the Fund makes investments in such companies, its share price is likely to be more volatile. The potential for wide variations in performance is based on the special risks described above that are common to technology companies.

Foreign Securities Risk
The Fund may invest up to 20% of its total assets in foreign equity securities. Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes that would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about foreign companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small Company Risk
Investments in smaller companies may be speculative and volatile and involve greater risks than are customarily associated with larger companies. Many small companies are more vulnerable than larger companies to adverse business or economic developments. They may have limited product lines, markets or financial resources. New and improved products or methods of development may have a substantial impact on the earnings and revenues of such companies. Any such positive or negative developments could have a corresponding positive or negative impact on the value of their shares.

Small company shares, which usually trade on the over-the-counter market, may have few market makers, wider spreads between their quoted bid and asked prices and lower trading volumes. This may result in comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on the major stock exchanges. In addition, the Fund and other client accounts of the investment advisor together may hold a significant percentage of a company’s outstanding shares. When making larger sales, the Fund might have to sell assets at discounts from quoted prices or may have to make a series of small sales over an extended period of time, affecting the Fund’s net asset value.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”). Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Annual and Semi-Annual Report to Fund shareholders, and in quarterly holdings reports on Form N-Q. In addition, the Fund discloses its top ten quarter-end portfolio holdings and certain other portfolio characteristics on the Fund’s website at www.tyghcap.com within 10 business days after the calendar quarter-end and its complete calendar quarter-end holdings with a 30 day lag. The calendar quarter-end portfolio holdings for the Fund will remain posted on the website until updated with required regulatory filings with the Securities and Exchange Commission (“SEC”). Portfolio holdings information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the website. The Annual and Semi-Annual Reports are available by contacting the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling (800) 536-3230. The Annual Report and Semi-Annual Report are also available on the Fund’s website at www.tyghcap.com.

MANAGEMENT OF THE FUND

Investment Advisor
The Fund has entered into an Investment Advisory Agreement with TCM, at 1211 SW Fifth Avenue, Suite 2100, Portland Oregon 97204, under which TCM manages the Fund’s investments and business affairs subject to the supervision of the Fund’s Board of Trustees. TCM was founded in 2004 and serves as investment advisor primarily to institutional clients, managing private accounts using an investment strategy similar to that of the Fund. As of _____, 2005, TCM managed approximately $___ million in assets. Under the Investment Advisory Agreement, the Fund compensates TCM for its investment advisory services at the annual rate of 0.80% of the Fund’s average daily net assets, payable on a monthly basis.

Subject to the general supervision of the Trust’s Board of Trustees, TCM manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities. TCM also maintains related records for the Fund.

Portfolio Manager
Richard J. Johnson, CFA, the Chief Investment Officer of TCM, and Portfolio Manager to the Fund, has principal responsibility for investment decisions of the Fund and supervises TCM’s investment team. Prior to founding TCM in 2004, Mr. Johnson held various executive investment positions at Columbia Management Advisors, Inc. (1994-2004) and was a portfolio manager and analyst for Provident Investment Counsel (1990-1994). Mr. Johnson graduated cum laude from Occidental College in 1980 and earned his M.B.A. from the Anderson Graduate School of Management at UCLA in 1990.

Mr. Johnson’s Prior Record
Mr. Johnson was the portfolio manager for the Columbia Small Cap Growth Fund (formerly the Columbia Small Cap Fund) (the “Columbia Fund”) from its inception on October 1, 1996 through June 30, 2004. On June 30, 2004, the Columbia Fund had $708 million in net assets. As disclosed in the prospectus for the Columbia Fund for the periods presented in the table below, Mr. Johnson was the portfolio manager for the Columbia Fund. As the portfolio manager, Mr. Johnson had full discretionary authority over the selection of investments for, and was primarily responsible for the day-to-day management of, the Columbia Fund through June 30, 2004. Mr. Johnson has the same level of authority and responsibility with respect to the TCM Small Cap Growth Fund as the Columbia Fund.

The performance data below is for the Columbia Fund and is not the performance results for the TCM Small Cap Growth Fund.

The average annual total returns for the one-year and five-year periods ended June 30, 2004, and for the entire period during which Mr. Johnson managed the Columbia Fund compared with the performance of the Russell 2000 and Russell 2000 Growth Index were:
			Since
	1 Year	5 Years	Inception
Columbia Small Cap Growth Fund(1)
Return Before Taxes	23.71%	8.91%	11.98%
Russell 2000 Index(2)	33.37%	6.63%	8.56%(4)
Russell 2000 Growth Index(3)	31.55%	-0.45%	3.07%(4)

1 The inception date of the Columbia Fund was October 1, 1996. Please note that in March 2002, the Columbia Fund closed to new investors. Figures in the table reflect the actual fees and expenses that were incurred by the Columbia Fund for the periods shown.
2 The Russell 2000 Index is an unmanaged index generally considered representative of the market for small domestic stocks.
3 The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values relative to other companies comprising the Russell 2000 Index.
4 The inception date for the indices is October 1, 1996.

Historical performance of the Columbia Fund is not indicative of future performance of the TCM Small Cap Growth Fund. Although the TCM Small Cap Growth Fund and the Columbia Fund have substantially similar objectives, policies, and strategies, the Columbia Fund is a separate fund. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

Fund Expenses
The Fund is responsible for its own operating expenses. TCM has contractually agreed, however, to reduce its fees and/or pay expenses of the Fund to ensure that the total annual fund operating expenses (excluding interest and tax expenses) will not exceed 0.95% of the Fund’s average daily net assets. Any reduction in advisory fees or payment of expenses made by TCM may be reimbursed by the Fund in subsequent fiscal years if TCM so requests. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. TCM is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed and approved by the Trustees. The Fund must pay its current ordinary operating expenses before TCM is entitled to any reimbursement of fees and/or expenses. In addition, any such reimbursement from the Fund to TCM will be subject to the applicable limitation on Fund expenses.

INFORMATION ABOUT YOUR ACCOUNT
Share Price
Shares of the Fund are sold at net asset value per share (“NAV”), which is determined by the Fund as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. The Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share), although fair value determinations may be made as described below if the Board of Trustees decides it is necessary. Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests made in accordance with the requirements of this Prospectus and applicable laws. The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets - liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund will compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation. If any significant discrepancies are found, the Fund may adjust its fair valuation procedures.

Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests by the Fund or its transfer agent. In the case of certain authorized financial intermediaries, such as broker-dealers, fund supermarkets, retirement plan record-keepers or other financial institutions, that have made satisfactory payment or redemption arrangements with the Funds, orders will be processed at the NAV calculated after receipt by such intermediary, consistent with applicable laws and regulations. You should inquire of your financial institution whether it is an authorized financial intermediary entitled to accept orders on the Fund’s behalf. Other intermediaries that are not authorized financial intermediaries may set cut-off times for the receipt of orders that are earlier than the Fund’s. If you place an order through an intermediary not authorized by the Fund to accept orders, your request will be priced at the next NAV calculated after receipt of your order by the Fund or its transfer agent and not such intermediary.

Trading in Foreign Securities. Trading in foreign securities may be completed at times when the NYSE is closed. In computing the NAV of the Fund, the value of a foreign security is determined as of the close of trading on the foreign exchange on which it is principally traded or as of the scheduled close of trading on the NYSE, whichever is earlier, at the closing sales prices provided by approved pricing services or other alternate sources. In the absence of sales, the last available mean price between the closing bid and asked prices will be used. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Values of foreign securities are translated from the local currency into U.S. dollars on the bases of the foreign currency exchange rates, as provided by an independent pricing service or reporting agency, generally prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events would not be reflected in the computation of the Fund’s NAV. If events materially affecting the value of such securities or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees.

How to Purchase Shares
In General. Shares of the Fund are primarily sold to institutions, such as banks, trust companies, thrift institutions, corporations and mutual funds, that are purchasing shares on their own behalf or on behalf of discretionary and non-discretionary accounts for which they may receive account level asset-based, management fees. If you are purchasing shares through a financial institution, you must follow the procedures established by your institution. Your financial institution is responsible for sending your purchase order and wiring payment to the Fund’s transfer agent. Your financial institution holds the shares in your name and receives all confirmations of purchases and sales. Financial institutions placing orders for themselves or on behalf of their customers should call the Fund toll free at 800-536-3230, or follow the instructions below under “Investing by Telephone,”“Purchase by Mail” and “Purchase by Wire.”
Shares of the Fund are sold at NAV, and will be credited to a shareholder’s account at the NAV next computed after an order is received.

You may also invest in the Fund by calling TCM directly at 1-800-972-0150 to establish an account.

The minimum initial investment is $100,000. The minimum for subsequent investments in the Fund is $2,500. These minimums can be changed or waived by the Fund at any time. Shareholders will be given at least 30 days’ notice of any change in the minimum dollar amount of subsequent investments.

All Account Applications to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted. The Fund reserves the right to reject any purchase order if, in its opinion, it is in the Fund’s best interest to do so. For example, a purchase order may be refused if, in TCM’s opinion, it is so large it would disrupt the management of the Fund. Purchases may also be rejected from persons believed by the Fund to be “market timers.”A service fee of $25.00 will be deducted from a shareholder’s account for any purchases that do not clear due to insufficient funds. You will also be responsible for any losses suffered by the Fund as a result. Your order will not be accepted until the completed Account Application is received by the Fund or its transfer agent.

Investing by Telephone. If you have completed the Telephone Purchase Authorization section of the Account Application, you may purchase additional shares by telephoning the Fund toll free at (800) 536-3230. This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.

You may not make your initial purchase of the Fund’s shares by telephone.

Purchase by Mail. To purchase the Fund’s shares by mail, simply complete and sign the Account Application Form and mail it, along with a check or money order made payable to “TCM Small Cap Growth Fund”, to:

Regular Mail	Overnight or Express Mail
TCM Small Cap Growth Fund	TCM Small Cap Growth Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Fund will not accept payment in cash, including cashier’s checks or money orders, unless the cashier’s checks or money orders are in excess of $10,000. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

Purchase by Wire. If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed Account Application. You can mail or overnight deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. No account services will be established until the completed application has been received by the Fund. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire, please call the Transfer Agent at 800-536-3230 to advise them of the wire, and to ensure proper credit upon receipt. Your bank must include both the name of the fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

Wire to:	U.S. Bank, N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137

Further Credit:	TCM Small Cap Growth Fund
(Shareholder Name/Account Registration)
(Shareholder Account Number)

Subsequent Investments. You may add to your account at any time by purchasing shares by mail, by telephone, or by wire (minimum$2,500). You must call to notify the Fund in which you are investing at (800) 536-3230 before wiring. A remittance form, which is attached to your individual account statement, should accompany any investments made through the mail. All purchase requests must include your shareholder account number.

Anti-Money Laundering Program. Please note that the Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	Full name
•	Date of birth (individuals only)
•	Social Security or tax identification number
•	Permanent street address (P.O. Box is not acceptable)
•	Accounts opened by entities, such as corporations, companies or trusts will require additional documentation

Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act, the Fund’s transfer agent will verify the information on your application as part of the Fund’s Anti-Money Laundering Program. The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your application, please contact the Fund’s transfer agent at 1-800 536-3230.

How to Redeem Shares
In General. Orders to sell or “redeem” shares may be placed either directly with the Fund or with the same financial institution that placed the original purchase order in accordance with the procedures established by that institution. Your financial institution is responsible for sending your order to the Fund’s transfer agent and for crediting your account with the proceeds. You may redeem part or all of Fund shares on any business day that the Fund calculates its NAV. To redeem shares with the Fund, you must contact the Fund either by mail or by phone to place a redemption order. You should request your redemption prior to market close to obtain that day’s closing NAV. Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

Shareholders who have an Individual Retirement Account (“IRA”) or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Payment of Redemption Proceeds. You may redeem Fund shares at a price equal to the NAV next determined after the Fund’s transfer agent receives your redemption request in good order. All requests received in good order by the Fund before the close of the regular trading session of the NYSE (generally 4:00 p.m. Eastern time) will usually be wired to the bank you indicate or mailed on the following day to the address of record. In all cases, proceeds will be processed within seven calendar days and wired or mailed to you after the Fund receives your redemption request.

Before selling recently purchased shares, please note that if the Fund’s transfer agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date. Furthermore, there are certain times when you may be unable to sell the Fund shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Redemption requests will be sent to the address of record. The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail. If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed. Signature guarantees can be obtained from banks and securities dealers, but not from a notary public.

The Fund’s transfer agent may also require a signature guarantee for certain other redemption requests such as redemption requests made payable to a name that is different than on the account statement or an address not on record with the Fund. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. A signature guarantee of each owner is required in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to a different address than that registered on the account;
•	If the proceeds are to be made payable to someone other than the account’s owner(s);
•	Any redemption transmitted by federal wire transfer to a bank other than the bank of record;
•	If a change of address request has been received by the Fund’s transfer agent within the last 15 days; and
•	For all redemptions in excess of $50,000 from any shareholder account.

Redemption by Mail. You can execute most redemptions by furnishing an unconditional written request to the Fund to redeem your shares at the current NAV. Redemption requests in writing should be sent to the Fund’s transfer agent at:

Regular Mail	Overnight or Express Mail
TCM Small Cap Growth Fund	TCM Small Cap Growth Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

 Requests for redemption in "good order" must:

•	indicate the name of the Fund,
•	be signed exactly as the shares are registered, including the signature of each owner,
•	specify the number of shares or dollar amount to be redeemed,
•	indicate your account registration number, and
•	include your social security number or tax identification number.

Telephone Redemption. If you are authorized to perform telephone transactions (either through your Account Application Form or by subsequent arrangement in writing with the Fund) you may redeem shares in any amount, but not less than $2,500, by instructing the Fund by phone at (800) 536-3230. A signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges. Telephone redemptions cannot be made if you notify the Fund’s transfer agent of a change of address within 30 days before the redemption request. If you have a retirement account, you may not redeem shares by telephone.

Note: Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting your Fund account number; the name in which your account is registered; or the social security or tax identification number under which the account is registered.

Wire Redemption. Wire transfers may be arranged to redeem shares. However, the Fund’s transfer agent charges a $15 fee per wire redemption against your account on dollar-specific trades, and from proceeds on complete redemptions and share specific trades. The minimum wire redemption amount is $2,500.

Systematic Withdrawal Program. The Fund offers a Systematic Withdrawal Program (“SWP”) whereby shareholders or their representatives may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. To start this Program, your account must have Fund shares with a value of at least $100,000, and the minimum amount that may be withdrawn each month or quarter is $2,500. This Program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. A withdrawal under the Systematic Withdrawal Program involves a redemption of shares of the Fund, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish the SWP, complete the SWP section of the Fund’s Account Application. Please call (800) 536-3230 for additional information regarding the Fund’s SWP.

The Fund’s Right to Redeem an Account. The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $25,000, other than as a result of a decline in the NAV of the Fund or for market reasons. The Fund will provide shareholders with written notice 30 days prior to redeeming the shareholder’s account.

Redemption Fee
The Fund is intended for long-term investors. Short-term “market-timers” that engage in frequent purchases and redemptions can disrupt the Fund’s investment program and create additional transaction costs that are borne by the Fund’s shareholders. Additionally, redemptions of short-term holdings may create missed opportunity costs for the Fund, as TCM may be unable to take or maintain positions with certain securities employing certain strategies that require a longer period of time to achieve anticipated results.

For these reasons, the Fund will assess a 1.00% fee on the redemption of Fund shares held for less than two months. The Fund uses the first-in, first-out (“FIFO”) method to determine the two-month holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than two months, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for at least a two-month period from the date of purchase. This fee does not apply to Fund shares acquired through reinvested distributions (dividends and capital gains), or redemptions under the Fund’s Systematic Withdrawal Program.

Although the Fund has the goal of applying this redemption fee to most redemptions of shares held for less than two months, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that may not be able to implement the redemption fee. These may include, but are not limited to, 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans, as well as other employer-sponsored retirement plans (excluding IRA and other one-person plans). While the Fund makes every effort to collect redemption fees, the Fund may not always be able to track short term trading effected through financial intermediaries. The Fund also reserves the right to waive the redemption fee, subject to its sole discretion, in instances deemed by TCM not to be disadvantageous to the Fund or its shareholders and which do not indicate market timing strategies.

The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 60 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

Redemption-in-Kind. The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders) the Fund might pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind).

Specifically, if the amount you are redeeming is in excess of the lesser of $250,000 or 1% of the Fund’s NAV, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s NAV in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and you will bear any market risks associated with such securities until they are converted into cash.

Tools to Combat Frequent Transactions
The Fund is intended for long-term investors and does not accommodate frequent transactions. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include, among other things, monitoring trading activity, imposing redemption fees, and using fair value pricing, according to procedures determined by the Fund’s Board of Trustees, when the Advisor determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. Except as noted in this Prospectus, the Fund applies all tools and other steps to combat frequent transactions uniformly in all applicable cases.

The Fund uses a variety of techniques to monitor and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order or exchange request (but not redemption requests), in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Advisor to be harmful to the Fund) and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund performance.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Fund does not have access to the underlying shareholder account information. However, the Fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients. As a result, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Other Fund Policies
If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail the requests to the Fund at the address listed under “How to Purchase Shares.”

Your broker-dealer or other financial organization may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker-dealer or other financial organization for details. Shares of the Fund have not been registered for sale outside of the United States.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

The Fund pays its shareholders dividends from its net investment income and generally distributes substantially all of its net realized capital gains to shareholders at least annually. The amount of capital gains distributed will depend on the amount of capital gains realized from the sale of the Fund’s portfolio securities. Dividend and capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the dividend or capital gain distribution in cash.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.

The dividends and other distributions of the Fund are taxable to shareholders, unless your investment is in a tax-advantaged account. The rate of tax you pay on of any distribution will depend on how long the Fund held the securities that generate the gains and is not affected by how long you have been invested in the Fund or whether you reinvest your distributions or take them as income.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are “qualified dividend income” (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your fund shares.

Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided the holding period and other requirements are met at both the shareholder and Fund level.

Long-term capital gains rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning on or before December 31, 2008.

This summary is not intended to be and should not be construed to be legal or tax advice to any current or prospective holder of the Fund’s shares. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.

SERVICE FEES

The Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

TCM, out of its own resources, and without additional cost to the Fund or its shareholders, may also provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund or provide services to Fund shareholders. Such payments and compensation would be in addition to any services fees paid by the Fund. These additional cash payments would generally be made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders.

FINANCIAL HIGHLIGHTS

The table below illustrates the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Fund share. “Total return” illustrates how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by Tait, Weller & Baker LLP; the Fund’s Independent Registered Public Accounting Firm. Their report and the Fund’s financial statements are included in the Annual Report dated September 30, 2005, which is available upon request.

For a capital share outstanding throughout the period
Period Ended September 30, 2005*
Net asset value, beginning of period	$___

Income for investment operations:
Net investment loss	___
Net realized and unrealized loss on investments	___

Total from investment operations	___
Paid-in capital from redemption fees	___
Net asset value, end of period	$___
Total return	___%

Ratios/Supplemental Data:
Net assets, end of period (millions)	$___

Ratio of Expenses to Average Net Assets:
Before fees waived	___%
After fees waived	___%

Ratio of Net Investment Loss to Average Net Assets:
Before fees waived	___%
After fees waived	___%

Portfolio turnover rate	___%

* The Fund commenced operations on October 1, 2004.
** Amount is less than $0.01
+ Annualized
^ Not Annualized

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Tygh Capital Management, Inc.
1211 SW Fifth Avenue, Suite 2100
Portland, Oregon 97204

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103-3638

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, California 94105-3441

Custodian
U.S. Bank, National Association
425 Walnut Street
Cincinnati, Ohio 45202

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

TCM SMALL CAP GROWTH FUND
a series of Professionally Managed Portfolios
www.tyghcap.com
CUSIP - 742935455
TICKER - TCMSX

FOR MORE INFORMATION

Statement of Additional Information (“SAI”)
The SAI of the Fund provides additional details about the investments and policies of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

You can find more information about the Fund in the following documents:

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports provide the most recent financial reports and portfolio listings. Once available, the Fund’s annual report will contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquires about the Fund by calling the Fund (toll-free) at 1-800 536-3230 or by writing to:

TCM SMALL CAP GROWTH FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
www.tyghcap.com

You can review and copy information including the Fund’s shareholder reports and SAI at the Public Reference Room of the SEC in Washington, D. C. You can obtain information on the operation of the Public Reference Room by calling 1-202-942-8090. Shareholder reports and other information about the Fund are also available:

•	Free of charge from the Commission’s EDGAR database on the Commission’s Internet web-site at http://www.sec.gov., or
•	For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or
•	For a fee, by electronic request to the SEC at the following e-mail address: publicinfo@sec.gov.
•

Investment Company Act File No.: 811-05037

STATEMENT OF ADDITIONAL INFORMATION
_______, 2005

TCM SMALL CAP GROWTH FUND
a series of
Professionally Managed Portfolios

1211 SW Fifth Avenue, 21st Floor
Portland Oregon 97204
Website: www.Tyghcap.com
(800) 536-3230

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Prospectus dated______, 2005, as may be revised, of the TCM Small Cap Growth Fund (the “Fund”), a series of Professionally Managed Portfolios. Tygh Capital Management, Inc. (“TCM” or the “Advisor”), is the investment advisor to the Fund. Copies of the Fund’s Prospectus are available by calling the above number.

The Fund’s financial statements for the fiscal year ended September 30, 2005 are incorporated herein by reference to the Fund’s Annual Report dated September 30, 2005. A copy of the Annual Report may be obtained without charge by calling or writing the Fund as shown above.

TABLE OF CONTENTS

THE TRUST	2
INVESTMENT OBJECTIVE AND POLICIES	2
INVESTMENT RESTRICTIONS	7
MANAGEMENT OF THE FUND	9
PORTFOLIO TRANSACTIONS AND BROKERAGE	16
CODES OF ETHICS	18
REVENUE SHARING AGREEMENTS	18
PORTFOLIO TURNOVER	18
PORTFOLIO HOLDINGS INFORMATION	18
PROXY VOTING POLICY	20
ANTI-MONEY LAUNDERING PROGRAM	21
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	21
DETERMINATION OF NET ASSET VALUE	23
DISTRIBUTIONS AND TAXES	24
GENERAL INFORMATION	28
PERFORMANCE INFORMATION	29
FINANCIAL STATEMENTS	30

THE TRUST

The Trust is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of various series that represent separate investment portfolios. This SAI relates only to the Fund.
The Trust is registered with the Securities and Exchange Commission (“SEC”) as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee or free of charge at the SEC’s website at www.sec.gov.

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is capital appreciation. The Fund’s investment objective may be changed by the Trustees without shareholder approval upon 30 days’ written notice. There is no assurance that the Fund will achieve its investment objective.

To achieve its investment objective, the Fund will generally invest at least 80% of its total asset value in common stocks or securities convertible into common stock of small cap companies. The Fund defines small cap companies as companies with a market capitalization generally between $100 million and $2 billion at the time of purchase. The Fund may, however, invest from time to time up to 20% of the value of its total assets in the securities of larger companies when TCM believes these securities offer capital appreciation potential that is generally comparable to small cap securities.

Under normal conditions, the Fund will invest in equity securities, including securities convertible into equity securities. Additional information with respect to certain securities in which the Fund may invest is set forth below.

Options and Financial Futures Transactions
The Fund may invest up to 5% of its net assets in premiums to purchase put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Fund may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The Fund may enter into closing transactions, exercise its options, or permit the options to expire.

The Fund may write call options but only if such options are covered. A call option on a security is covered if written on a security the Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount will be held in a segregated account by the Fund’s custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of TCM, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. A call option is covered if it is written on a security the Fund owns. Although it is not part of the Fund’s principal investment strategy, the Fund may write such options on up to 25% of its net assets.

The Fund may engage in financial futures transactions, including interest rate futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The Fund’s investment restrictions do not limit the percentage of the Fund’s assets that may be invested in financial futures transactions. The Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5% of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. The Fund may engage in futures transactions only on commodities exchanges or boards of trade.

The Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When the Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which the Fund will generally invest may be imperfect. The Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund’s portfolio generally. Although the purchase of a put option may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

Upon entering into a futures contract, the Fund will be required to deposit with its custodian, in a segregated account, cash or certain U.S. government securities, or any other portfolio assets as permitted by the SEC rules and regulations in an amount known as the “initial margin.” This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, if all contractual obligations have been satisfied.

The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular option or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; and (d) losses on futures contracts resulting from market movements not anticipated by TCM.

Foreign Securities
The Fund may invest up to 20% of its total assets in foreign equity securities, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). In determining whether a company is foreign, TCM will consider various factors including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company is legally organized. The weight given to each of these factors will vary depending upon the circumstances. Investments in foreign securities may involve a greater degree of risk than those in domestic securities.

ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, the Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security. ADRs, GDRs and the securities of foreign companies traded on a U.S. stock exchange will generally be considered foreign securities for purposes of calculation of any investment limitation placed on a Fund’s exposure to foreign securities.

Securities of foreign issuers may be subject to greater fluctuations in price than domestic securities. The price of foreign securities is affected by changes in the currency exchange rates. Potential political or economic instability of the country of the issuer, especially in emerging or developing countries, could cause rapid and extreme changes in the value of a Fund’s assets to the extent it is invested in securities of foreign issuers. Foreign countries have different accounting, auditing and financial reporting standards, and foreign issuers are subject to less governmental regulation and oversight than U.S. issuers. Also, many countries where a fund invests are not as politically or economically developed as the United States. Acts of foreign governments interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the Fund. In addition, additional costs may be incurred in connection with the Fund’s foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs, as well as administrative difficulties, may be experienced in connection with maintaining assets in foreign jurisdictions.

While the Fund intends to invest primarily in foreign companies located in developed countries, it may invest in developing or emerging market securities. The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.

Repurchase Agreements
The Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest that is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. The Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to procedures adopted by TCM. There is no limit on the portion of the Fund’s assets that may be invested in repurchase agreements with maturities of seven days or less.

Illiquid Securities
No illiquid securities will be acquired by the Fund if upon the purchase more than 10% of the value of the Fund’s net assets would consist of these securities. “Illiquid securities” are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund’s net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

The Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A (“Rule 144A securities”). If a dealer or institutional trading market exists for Rule 144A securities, these securities are considered to be liquid and thus not subject to the Fund’s 10% limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees, TCM determines the liquidity of Rule 144A securities and, through reports from TCM, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, TCM will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer).

Convertible Securities and Warrants
The Fund may invest in convertible debentures and convertible preferred stock, each convertible into common stock. Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation’s earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation’s earnings and assets before common stock owners, but after bond owners. Investments by the Fund in convertible debentures or convertible preferred stock would be a substitute for an investment in the underlying common stock, primarily either in circumstances where only the convertible security is available in quantities necessary to satisfy the Fund’s investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation’s earnings and assets may be preferable to holding common stock.

The Fund may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that the Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

Investments in Small and Unseasoned Companies
The Fund may invest in companies that are unseasoned; that is, companies that have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, small and unseasoned companies often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Fund may need to sell them over an extended period or below the original purchase price. Investments by the Fund in these small or unseasoned companies may also be regarded as speculative.

Temporary Investments
When, as a result of market conditions, TCM determines a temporary defensive position is warranted to help preserve capital, the Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. When the Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective of capital appreciation.

Loan Transactions
Loan transactions involve the lending of securities to a broker-dealer or institutional investor for use in connection with short sales, arbitrage, or other securities transactions. If made, loans of the Fund’s portfolio securities will be in conformity with applicable federal and state rules and regulations. The purpose of a qualified lending transaction is to afford the Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

It is the view of the Staff of the SEC that the Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash, cash equivalents, (U.S. Treasury bills or notes), or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by TCM to be of good standing and will not be made unless, in the judgment of TCM, the consideration to be earned from such loans would justify the risk.

Investment Company Securities and Exchange Trades Funds
The Fund may invest in investment company securities, including exchange traded funds (“ETFs”). Such investments are subject to limitations prescribed by the Investment Company Act of 1940, as amended, (“1940 Act”). These limitations currently provide, in part, that the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund’s total assets would be invested in investment companies. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including ETFs, registered investment companies may be permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1) provided such ETF is granted an exemptive order by the SEC subject to certain terms and conditions imposed by such exemptive order. It is possible that the Fund will enter into an agreement with an ETF pursuant to an exemptive order to allow the Fund to invest in such ETF beyond the Section 12(d)(1) limitations. The Fund will only invest in investment company securities or ETFs that are consistent with the investment objective and strategies of the Fund.
INVESTMENT RESTRICTIONS

The following is a list of investment restrictions applicable to the Fund. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction, provided, however, at no time will a Fund’s investment in illiquid securities exceed 15% of its net assets. The Trust may not change these restrictions without a majority vote of the outstanding securities of the Fund.

The Fund may not:
1.
Invest 25% or more of the value of its net assets in the securities of companies engaged in any one industry or group of related industries. The Fund may, however, invest for temporary defensive purposes up to 100% of the value of the total assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

2.
Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

3.
Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

4.	Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of that issuer to be held in the Fund.
5.
Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5% of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. government and its agencies and instrumentalities), with reference to 75% of the assets of the Fund.

6.	Issue senior securities, bonds, or debentures.

7.
Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (“1933 Act”).

8.
Borrow (for temporary or emergency purposes and not for the purpose of leveraging its investments) in an amount exceeding 33 1/3% of the value of its total assets, and, in the event that market conditions or other factors result in the Fund’s borrowed amounts exceeding 33 1/3% of its assets (including amounts borrowed), the Fund will reduce the amount of its borrowing to an extent and in such a manner required by the 1940 Act.

9.
Engage in short sales of securities except to the extent that such sales are “against the box”; that is, only to the extent the Fund owns the securities sold short or owns other securities convertible into an equivalent amount of securities sold short. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to securities. In any event, no more than 10% of the value of the Fund’s net assets may, at the time, be held as collateral for such sales.

10.
Buy and sell puts and calls on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1.	With respect to fundamental investment restriction 8 above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

2.
Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund’s net assets would consist of these securities. See “DESCRIPTION OF THE FUND, INVESTMENTS HELD BY THE FUND” for a complete discussion of illiquid securities.

Except with respect to borrowing and illiquid securities, if a percentage restriction described in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

The Fund will not make any change in its investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first changing the Fund’s name and providing the Fund’s shareholders with at least 60 days’ prior notice.

MANAGEMENT OF THE FUND
The Trustees are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Trustees, in turn, elect the officers of the Fund, who are responsible for administering the day-to-day operations of the Fund and its separate series. The current Trustees and officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below.

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustees	Other Directorships Held
Independent Trustees of the Trust
Dorothy A. Berry* (born 1943) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly President, Value Line, Inc. (investment advisory and financial publishing firm).	1	None.

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustees	Other Directorships Held
Wallace L. Cook* (born 1939) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	Financial Consultant, formerly Senior Vice President, Rockefeller Trust Co.; Financial Counselor, Rockefeller & Co.	1	None.
Carl A. Froebel* (born 1938) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	Owner, Golf Adventures, LLC, (Vacation Services). Formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).	1	None.
Rowley W.P. Redington* (born 1944) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	President; Intertech Computer Services Corp. (computer services and consulting).	1	None.
Interested Trustee of the Trust
Steven J. Paggioli** (born 1950) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	Consultant since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”) (mutual fund administrator).	1	Trustee, Managers Funds; Trustee, Managers AMG Funds.
Officers of the Trust
Robert M. Slotky (born 1947) 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Chief Compliance Officer	Indefinite Term since August 2002. Indefinite Term since September 2004.	Vice President, U.S. Bancorp Fund Services, LLC since July 2001; formerly, Senior Vice President, ICA (May 1997-July 2001).	1	Not Applicable.
Eric W. Falkeis (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term since August 2002.	Vice President, U.S. Bancorp Fund Services, LLC since 1997; Chief Financial Officer, Quasar Distributors, LLC since 2000.	1	Not Applicable.
Chad E. Fickett (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Secretary	Indefinite Term since March 2002.	Vice President, U.S. Bancorp Fund Services, LLC since July 2000.	1	Not Applicable.
* Denotes those Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Interested Trustees”).
** Denotes Trustee who is an “interested person” of the Trust under the 1940 Act. Mr. Paggioli is an interested person of the Trust by virtue of his prior relationship with Quasar Distributors, LLC, the Fund’s principal underwriter.
*** The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

Compensation
Set forth below is the rate of compensation received by the Trustees. Each Disinterested Trustee receives an annual retainer of $10,000 and a fee of $5,500 for each regularly scheduled meeting. These Trustees also receive a fee of $1,500 for any special meeting attended. The Chairman of the Board of Trustees receives an additional annual retainer of $8,000. All Trustees are also reimbursed for expenses in connection with each Board meeting attended. These amounts are allocated among each of the various portfolios comprising the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Fund[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex[2] Paid to Trustees
Dorothy A. Berry, Trustee	$_____	None	None	$_____
Wallace L. Cook, Trustee	$_____	None	None	$_____
Carl A. Froebel, Trustee	$_____	None	None	$____
Rowley W.P. Redington, Trustee	$_____	None	None	$______
1 For the fiscal year ending September 30, 2005.
2 There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies only to the Fund. For the fiscal year ended September 30, 2005, Trustees’ fees and expenses in the amount of $____ were allocated to the Trust.

Trust Committees
The Trust has three standing committees: the Nominating Committee, the Audit Committee, which also serves as the Qualified Legal Compliance Committee, and the Valuation Committee.

The Nominating Committee, comprised of all the Trustees who are not “interested persons” of the Trust as defined under the 1940 Act (the “Independent Trustees”), is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee met____ during the Fund’s prior fiscal year. The Nominating Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.

The Audit Committee is comprised only of Independent Trustees. The Audit Committee typically meets once per year with respect to the various series of the Trust. The Audit Committee met _____with respect to the Fund during the Fund’s last fiscal year. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matter bearing on the audit or the financial statements of such series and to ensure the integrity of the Fund’s pricing and financial reporting.

The Trust’s Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of at least one Trustee and one representative from the Administrator’s staff who is knowledgeable about the Fund. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. The Valuation Committee did not meet during the Fund’s last fiscal year with respect to the Fund.

Control Persons, Principal Shareholders, and Management Ownership
A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Furthermore, neither the Independent Trustees , nor members of their immediate family, own securities beneficially or of record in TCM, the Fund’s principal underwriter, or any of their affiliates. Accordingly, neither the Independent Trustees who are “not interested” persons of the Fund nor members of their immediate family have any direct or indirect interest, the value of which exceeds $60,000, in TCM, the Fund’s principal underwriter or any of their affiliates.

Trustee Ownership of Fund Shares, Control Persons and Principal Shareholders
As of December 30, 2005, there were no control persons or principal holders of the Fund and the Trustees and Officers of the Trust as a group, did not own more than 1% of the outstanding shares of the Fund.

The Investment Advisor
The Fund has entered into an Investment Advisory Agreement (“Advisory Agreement”) with TCM, at 1211 SW Fifth Avenue, Suite 2100, Portland Oregon 97204, under which TCM manages the Fund’s investments and business affairs subject to the supervision of the Fund’s Board of Trustees. TCM was founded in 2004 and serves as investment advisor to individual and institutional clients, and has managed private accounts using an investment strategy similar to that of the Funds. As of _____, 2005, TCM managed approximately $___ million in assets.

Subject to the general supervision of the Trust’s Board of Trustees, TCM is responsible for managing the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities. TCM also maintains related records for the Fund. An investment team from TCM is responsible for the day-to-day decision making on behalf of the Fund.

Richard J. Johnson, CFA, Chief Investment Officer, has principal responsibility for investment decisions of the Fund and supervises TCM’s investment team. Prior to founding TCM in 2004, Mr. Johnson held various executive investment positions at Columbia Management Advisors, Inc. (1994-2004) and was a portfolio manager and analyst for Provident Investment Counsel (1990-1994). Mr. Johnson graduated cum laude from Occidental College in 1980 and earned his M.B.A. from the Anderson Graduate School of Management at UCLA in 1990.

After the initial two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Independent Trustees at a meeting called for the purpose of voting on such Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days’, nor less than 30 days’, written notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by TCM on not more than 60 days’, nor less than 30 days’, written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that TCM under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by TCM pursuant to the Advisory Agreement, TCM is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly, based on a rate equal to 0.80% of the Fund’s average daily net assets as specified in the Fund’s Prospectus. However, TCM may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

When approving the Advisory Agreement on behalf of the Fund at a meeting of the Board of Trustees in September 2004, the Board of Trustees, including the Independent Trustees, took into consideration, among other things: (a) the nature and quality of the services provided by TCM to the Fund; (b) the appropriateness of the fees paid by the Fund to TCM; (c) the level of Fund expenses; (d) the reasonableness of the potential profitability of the Advisory Agreement to TCM; and (e) the nature of the Fund’s investments. Specifically, the Trustees noted that the fees and expenses for the Fund were within the ranges of fees and expenses borne by the funds within the peer group, and that TCM had agreed to contractually limit the Fund’s expenses to an amount well within the relevant peer group for total expenses.

The Fund is responsible for its own operating expenses. TCM has contractually agreed to reduce fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the Expense Table (the “expense cap”). Any such reductions made by TCM in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to TCM, if so requested by TCM, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. TCM is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon the Board’s subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

Portfolio Manager

Other Accounts Managed. Mr. Richard J. Johnson acts as the Portfolio Manager of the Fund. The following provides information regarding other accounts managed by Mr. Johnson as of October 31, 2005:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	2	$145.5 Million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	20	$321 Million	0	$0

Because the Advisor performs investment management services for various clients, certain conflicts of interest could arise in connection with the Advisor’s management of the Fund’s portfolio, on the one hand, and the portfolios of other accounts managed by the Advisor on the other. The Advisor has adopted policies and procedures that are designed to ensure that all clients, including the Fund, are treated fairly and on an equitable basis. For example, the Advisor may aggregate contemporaneous buy or sell orders of its clients in order to achieve best execution and, on the average, lower brokerage commission costs. Orders are aggregated only if the Advisor believes that the aggregation is consistent with its duty to seek best execution and if each client involved in the order is treated equitably. Each client that participates in such an order will participate at the average share price for all transactions that are a part of the order, with all transaction costs shared on a pro rata basis based on the percentage of the combined order actually filled. Certain clients may not be included in an aggregated order because of individual investment restrictions, cash availability, client instructed directed brokerage, tax sensitivity or other reasons. The Advisor will, to the extent possible and over a period of time, allocate investment opportunities to clients with similar investment objectives on a fair and equitable basis and in accordance with applicable law.

Portfolio Manager Compensation. Mr. Johnson’s compensation as the Fund’s Portfolio Manager is comprised of a fixed salary that is set based on industry standards and a discretionary annual bonus. While his salary is not based specifically on Fund performance, the discretionary bonus is based in substantial part on the pre-tax investment performance of the accounts managed by Mr. Johnson, including the Fund, over 1, 3 and 5- year periods compared to the Russell 2000 Growth Index and to his peers, as measured by the performance of the small cap growth funds in the Lipper universe. Mr. Johnson does not receive deferred compensation but does participate in a 401k/profit sharing retirement plan as part of his compensation. Mr. Johnson also has an equity interest in the Advisor and the value of that interest is based on the overall business results of the Advisor.

Investment in the Fund by the Portfolio Manager. As September 30, 2005 the Portfolio Manager of the Fund, Mr. Johnson, beneficially owned shares of the Fund valued between $100,001 and $500,000.

Service Providers

Pursuant to an Administration Agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator for the Fund. USBFS provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. Pursuant to the Administration Agreement, for its services, USBFS receives from the Fund a minimum annual fee of $55,000 on the first $150 million of Fund assets, 0.06% of average net assets on the next $150 million, 0.05% on the next $350 million, and 0.04% on any assets over $750 million. USBFS also serves as the Fund’s transfer agent and dividend disbursing agent under separate agreements.

U.S. Bank, National Association is the custodian of the assets of the Fund (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian receives fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. USBFS, the Custodian, and the Fund’s principal underwriter are affiliated entities under the common control of U.S. Bancorp.

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP, independent registered public accounting firm for the Fund, is located at 1818 Market Street, Suite 400, Philadelphia, Pennsylvania 19103-3638, and also serves as auditor for the Trust.

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, California 94105-3441 serves as legal counsel to the Trust.

Distribution Agreement
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, WI 53202 (the “Distributor”), pursuant to which the Distributor acts as the Fund’s principal underwriter and distributor, provides certain administration services and promotes and arranges for the sale of the Fund’s shares. The offering of the Fund’s shares is continuous. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”).

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) (“the Independent Trustees”) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Independent Trustees (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).
PORTFOLIO TRANSACTIONS AND BROKERAGE
The Fund generally will not invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund’s investment policy warrant, individual security positions may be sold without regard to the length of time they have been held.

The Fund may purchase its portfolio securities through a securities broker and pay the broker a commission, or it may purchase securities directly from a dealer which acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Fund may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter.

Prompt execution of orders at the most favorable price will be the primary consideration of the Fund in transactions where brokerage fees are involved. Additional factors considered by TCM in selecting brokers to execute a transaction include: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker’s execution efficiency and settlement capability; (vi) the broker’s experience and financial stability and the execution services it renders to TCM on a continuing basis; and (vii) reasonableness of commission.

Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: providing advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies and performance of accounts. A commission in excess of the amount of commission another broker or dealer would have charged for effecting a transaction may be paid by the Fund if TCM determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management’s overall responsibilities with respect to the Fund.

TCM receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. TCM does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to TCM’s own internal research and does not, therefore, materially reduce the overall expenses incurred by TCM for its research.

TCM may use the Fund’s commissions to acquire third party research and products that are not available through its full service brokers. In these arrangements, TCM pays an executing broker a commission equal to the average rate paid on all of the Fund’s other trades and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to TCM. Proposed research to be acquired in this manner must be approved by TCM’s Chief Investment Officer, who is responsible for determining that the research provides appropriate assistance to TCM in connection with its investment management of the Fund and that the price paid for research services and products with broker commissions is fair and reasonable. TCM may use research and services provided to it by brokers in servicing the Fund; however, not all such services may be used by TCM in connection with the Fund.

The Fund has not acquired any securities of its “regular brokers or dealers” during its most recent fiscal year.

Investment decisions for the Fund are made independently from those of other accounts managed by TCM. The same security is frequently held in the Fund and other accounts managed by TCM. Simultaneous transactions are inevitable when several accounts are managed by the same investment advisor, particularly when the same security is suitable for the investment objective of more than one fund or account. In such event, TCM may aggregate these orders in order to achieve best execution and, on the average, lower brokerage commission costs. In the event of simultaneous transactions, allocations among the Fund or accounts will be made on an equitable basis. When the Fund participates in an aggregated order, it participates at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. If one or more of the accounts managed by TCM and the Fund purchases or sells the same security, each transaction in such security will be allocated between the Fund and the other accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the Fund and amount being purchased. Notwithstanding the above, TCM may execute, buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as TCM shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

Allocations among TCM accounts participating in initial public offerings (“IPOs”) are made pursuant to the IPO Allocation Priority Guidelines (the “Guidelines”) established by TCM. The Guidelines establish which accounts are eligible to participate in a particular IPO and what level of participation is permitted. Eligibility is based upon the market capitalization of the IPO and the capitalization focus of the account. The allocation among eligible accounts is divided on a pro rata basis. TCM may decline to participate in an offering, or may elect to not have all accounts participate, even if an account is eligible to participate pursuant to the guidelines, if TCM believes that the IPO is not appropriate for an individual account. Over time, allocations to eligible accounts, for which an IPO opportunity is appropriate, will be made on a fair and equitable basis.

CODES OF ETHICS

The Trust, TCM and the Distributor each have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of TCM and the Distributor to invest in securities that may be purchased or held by the Fund.

TCM has also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the “Insider Trading Policy”). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Code of Ethics and the Insider Trading Policy.

REVENUE SHARING AGREEMENTS
The Advisor, out of its own resources and not out of Fund assets (i.e ., without additional cost to the Fund or its shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the Fund. Such payments and compensation are in addition to the service fees and other fees paid by the Fund to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Fund and thus do not result in increased Fund expenses and are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus. As of _____, 2005, the Advisor _____ revenue sharing arrangements.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of TCM, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

PORTFOLIO HOLDINGS INFORMATION
The Trust, on behalf of the Fund, maintains portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. The Advisor has also adopted the Disclosure Policies. Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Disclosure Policies, which permit disclosure only for legitimate business purposes and always include a duty of confidentiality and a duty not to trade on such information in the case of non-public disclosures. The Advisor and the Board considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Disclosure Policies. The Advisor and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Advisor, Distributor or any other affiliated person of the Fund. After due consideration, the Advisor and the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Disclosure Policies, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Fund. Pursuant to the Disclosure Policies, the Trust’s Chief Compliance Officer (“CCO”), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings (1) by ensuring that the Trust’s CCO oversees the implementation and enforcement of the Disclosure Policies, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to these Disclosure Policies. The Board reserves the right to amend the Disclosure Policies at any time without prior notice to the Fund’s shareholders in its sole discretion.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Fund also discloses its calendar quarter-end holdings on its website at www.tyghcap.com with a 30 calendar day lag.. The holdings for the Fund will remain posted on the website at least until the date of the next required regulatory filing with the SEC. The Fund may provide separately to any person, including rating and ranking organizations such as Lipper and Morningstar, the Fund’s holdings commencing the day after the information is first published on the Fund’s website. In addition, the Fund may provide its complete portfolio holdings at the same time that it is filed with the SEC.

In the event of a conflict between the interests of the Fund and the interests of Advisor or an affiliated person of the Advisor, the CCO of the Advisor (the “Advisor’s CCO”), in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Fund’s Board of Trustees at the end of the quarter in which such determination was made. Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the Advisor’s CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information: the Fund’s administrator, fund accountant, custodian, transfer agent, auditors, legal counsel to the Fund or the Trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities. Portfolio holdings information not publicly available with the SEC or through the Fund’s website may only be provided to additional third parties, in accordance with the Disclosure Policies, when the Fund has a legitimate business purpose and when the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.

In no event shall the Advisor, its affiliates or employees or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Disclosure Policies and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.
PROXY VOTING POLICY

The Fund has adopted a proxy voting policy which delegates to TCM the responsibility to vote proxies relating to portfolio securities held by the Fund. As a fiduciary with respect to that responsibility, TCM will vote all proxies for portfolio securities in a manner considered to be in the best interests of the Fund and TCM’s other clients. TCM has adopted policies and procedures that describe the manner in which TCM handles, researches, votes and maintains reports on proxy voting. TCM has retained Institutional Shareholder Services (“ISS”) to provide legal oversight, in-depth analysis, and recommendations on all proxy matters. ISS is nationally recognized as one of the leading independent providers of corporate governance information.

TCM uses the voting guidelines set forth in ISS Policies and Procedures. As a general principle, TCM’s proxy voting policy is designed to ensure that TCM is voting in the best interests of the Fund and its shareholders in terms of the potential economic return on the Fund’s investment. In addition, this policy and the ISS guidelines are based on the premise that good corporate governance ultimately results in increased shareholder value. In determining the vote on a given proposal, TCM will not consider any benefit to TCM or its clients other than the benefits to the owner of the securities to be voted.

As a general practice, and subject to case by case considerations, proposals that are designed to either dissuade or preclude the acquisition or merger of a company have the effect of diluting the value of the existing shares outstanding, or reduce the power of shareholders over company actions will be rejected. TCM will usually vote for proposals relating to the general election of directors or auditors (absent questions of independence or contested elections), committee responsibilities, debt limits, indemnification, meeting dates or times, company names, and other routine matters. TCM will also usually vote for management sponsored compensation plans if they are consistent with business practices. Proposals that dilute shareholders interests, provide excessive awards, establish poison pills, require supermajority voting or have other objectionable features will generally be rejected. TCM and ISS review, on a case by case basis, proposals relating to business transactions, such as mergers, acquisitions, reorganizations, etc.

TCM has adopted the procedures to assist in the review of proxies, the voting of those proxies in accordance with firm policy and the maintenance of voting records. TCM uses ISS to implement its proxy voting process and to provide proxy voting analysis and record keeping services. TCM has reviewed and approved the ISS guidelines on how ISS votes on particular proposals. In addition, TCM’s investment personnel are generally aware of the proposals that are being submitted to shareholders of the companies invested in by TCM. ISS shall vote the received proxies in accordance with its guidelines, unless other instructions are given to ISS by TCM to vote a different way. A summary of the voting records of ISS are reviewed by TCM’s compliance officer and chief investment officer.

The Fund will be required to file new a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first filing of Form N-PX is due no later than August 31, 2005. Once filed, Form N-PX for the Fund will be available without charge, upon request, by calling toll-free 800-536-3230 and on the SEC’s website at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases
Shares of the Fund are sold in a continuous offering and may be purchased on any business day through authorized investment dealers or directly from the Fund.

The Fund may authorize one or more brokers to accept purchase orders on a shareholder’s behalf. In addition, brokers are authorized to designate intermediaries to accept orders on the Fund’s behalf. An order is deemed to be received when an authorized broker or agent accepts the order. Orders will be priced at the Funds’ Net Asset Value (“NAV”) next computed after they are accepted by an authorized broker or agent.

Orders received by dealers other than authorized brokers or agents by the close of trading on the NYSE on a business day that are transmitted to the Fund by 4:00 p.m. Eastern Time on that day will be effected at the NAV per share determined as of the close of trading on the NYSE on that day. Otherwise, the orders will be effected at the next determined NAV. It is the dealer’s responsibility to transmit orders so that they will be received by the Distributor before 4:00 p.m. Eastern Time.

Redemption of Shares
To redeem shares, shareholders may send a written request in “good order” to:

TCM Small Cap Growth Fund
c/o U.S. Bancorp Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 536-3230

A written request in “good order” to redeem shares must include:

•	the shareholder’s name,
•	the name of the Fund;
•	the account number;
•	the share or dollar amount to be redeemed; and
•	signatures by all shareholders on the account.

Redemption requests will be sent to the address of record. If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed. Signature guarantees can be obtained from banks and securities dealers, but not from a notary public. The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.

A signature guarantee of each owner is required in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to a different address than that registered on the account;
•	If the proceeds are to be made payable to someone other than the account’s owner(s);
•	Any redemption transmitted by federal wire transfer to a bank other than the bank of record; or
•	If a change of address request has been received by the Fund’s transfer agent within the last 15 days.
•	For all redemptions in excess of $50,000 from any shareholder account.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

Redemption Fee
As discussed in the Prospectus, the Fund will assess a 1.00% fee on redemptions of shares that are held for less than two months. This fee will not be imposed on Fund shares acquired through the reinvestment of distributions and may not be applicable to certain qualified accounts held by financial intermediaries, as well as under other circumstances. In determining whether a redemption fee will be imposed, it will be assumed that the redemption is made on shares that have been held the longest. This is commonly referred to as “first-in, first-out.” This will result in you paying the lowest redemption fee possible or no redemption fee at all. The Fund reserves the right to change the terms and amount of this fee upon at least 60 days’ notice to shareholders.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by TCM and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sales price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and asked prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

Trading in foreign securities markets is normally completed well before the close of the NYSE. In addition, foreign securities trading may not take place on all days on which the NYSE is open for trading, and may occur in certain foreign markets on days on which each Fund’s net asset value is not calculated. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the calculation of net asset value unless the Board deems that the particular event would affect net asset value, in which case an adjustment will be made. Assets or liabilities expressed in foreign currencies are translated, in determining net asset value, into U.S. dollars based on the spot exchange rates at 1:00 p.m., Eastern time, or at such other rates as TCM may determine to be appropriate.

The Fund’s securities, including ADRs, that are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by TCM to be the primary market. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. In order to reflect their fair value, short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

DISTRIBUTIONS AND TAXES

The Fund intends to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund were to fail to qualify as a “regulated investment company” in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and distributions would generally be taxable as ordinary dividend income to the shareholders. The Fund believes it satisfies the tests to qualify as a regulated investment company.

To qualify as a regulated investment company for any taxable year, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the “90% Test”); and (b) diversify its holdings so that at the end of each quarter (i) 50% or more of the market value of the assets of the Fund is represented by cash, government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the Fund is invested in the securities (other than government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund “controls” within the meaning of Section 851 of the Code. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

Part I of Subchapter M of the Code will apply to the Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90% of its investment company taxable income (computed without any deduction for dividends paid) and 90% of its tax-exempt interest net of expenses attributable to such interest and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M does not apply.

The Trust currently has a number of portfolios, including the Fund. The Trust may establish additional portfolios in the future. Federal income tax laws generally will treat each Fund as a separate corporation (provided that each Fund consists of a segregated portfolio of assets, the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

A regulated investment company that meets the requirements described above is taxed only on its “investment company taxable income,” which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed as a “capital gain dividend” is taxed to the Fund at corporate capital gain tax rates. The policy of the Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

If any net capital gain (i.e. the excess of net long-term capital gains over net short-term capital losses) is retained by the Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

Certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Shareholders of the Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. As described below, as a result of 2003 legislation, qualifying dividend distributions to individual shareholders generally are taxed at the same rate that applies to long-term capital gains. Distributions of any excess of net long-term capital gain over net short-term capital loss from the Fund are ineligible for the dividends-received deduction.

Distributions properly designated by the Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. Such distributions are treated as net capital gain in the hands of a recipient and will not be eligible for the corporate dividends-received deduction. For non-corporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income; however, as a result of 2003 legislation, for taxable years beginning on or before December 31, 2008, qualifying dividend income distributions to individuals generally are taxed at the same rate that applies to long-term capital gains, subject to holding period requirements with respect to shareholders and the Fund as well as other requirements. For this purpose, long-term capital gain rates apply to the extent that the Fund receives dividends from domestic or qualifying foreign corporations and the Fund meets holding period and other requirements. Generally, a dividend received from a foreign corporation will not be treated as qualified dividend income if the foreign corporation is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company. If the aggregate qualified dividends received by the Fund during any taxable year are 95 percent or more of its gross income, then 100% of the Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder’s holding period.

Long-term capital gains rates have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning on or before December 31, 2008.

Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. The Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year’s distributions which the Fund has designated to be treated as long-term capital gain.

A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder’s capital). This tax result most likely will occur when shares are purchased shortly before an annual distribution of capital gains or other earnings.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

If the Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

A special tax may apply to the Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4% applies to the shortfall.

The Code allows the deduction by certain individuals, trusts, and estates of “miscellaneous itemized deductions” only to the extent that such deductions exceed 2% of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any “publicly offered regulated investment company.” The Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the 1933 Act). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by the Fund.

Special Aspects of 90% Test with Respect to Foreign Currency. For purposes of the 90% Test, foreign currency gains that are not directly related to the Fund’s principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

Unless an exception applies, the Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 of the Code even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The Fund intends to take advantage of such treaties where possible. It is impossible to predict with certainty the effective rate of foreign taxes that will be paid by the Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

No deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder’s pro rata share of foreign taxes paid by the Fund.

Investment by the Fund in “passive foreign investment companies” could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing Fund.”

A “passive foreign investment company” is any foreign corporation: (i) 75 percent or more of the income of such corporation for the taxable year is passive income, or (ii) the average percentage of the assets of such corporation (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

State Income Taxes
The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this SAI.

Additional Information

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing summary and the summary included in the Prospectus under “Taxes” of tax consequences of investment in the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes.

GENERAL INFORMATION

Investors in the Fund will be informed of the Fund’s progress through periodic reports. Financial statements certified by independent public accountants will be submitted to shareholders at least annually. The Trust was organized as a Massachusetts business trust on February 24, 1987. The Agreement and Declaration of Trust permits the Board of Trustees to issue a limited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series including the Fund.

Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shares issued and sold by the Fund are deemed to be validly issued, fully paid and non-assessable by the Trust. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required to and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust’s Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Agreement and Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund’s assets for any shareholder held personally liable for obligations of the Fund or Trust. The Agreement and Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Agreement and Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

PERFORMANCE INFORMATION

From time to time, the Fund may state its total return in its Prospectus, which will be calculated in accordance with the following:

Average Annual Total Return
Average annual total return quotations used in the Fund’s advertising and promotional materials are calculated according to the following formula:

P(1 + T)n = ERV

where “P” equals a hypothetical initial payment of $1000; “T” equals average annual total return; “n” equals the number of years; and “ERV” equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Average Annual Total Return (after Taxes on Distributions)
The Fund’s quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

P(1 + T)n = ATVD

where “P” equals a hypothetical initial payment of $1000; “T” equals average annual total return; “n” equals the number of years; and “ATVD” equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by TCM.

Average Annual Total Return (after Taxes on Distributions and Redemptions)
The Fund’s quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

P(1 + T)n = ATVDR

where “P” equals a hypothetical initial payment of $1000; “T” equals average annual total return; “n” equals the number of years; and “ATVDR” equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by TCM.

FINANCIAL STATEMENTS

The Annual Report to Shareholders for the Fund for the fiscal period ended September 30, 2005 is a separate document supplied with this SAI and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference in this SAI.

PART C
(TCM SMALL CAP GROWTH FUND)

OTHER INFORMATION

Item 22. Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on July 27, 2005 and is incorporated herein by reference.

(b)	Amended and Restated Bylaws was previously filed with the Registration Statement on Form N1-A (File No. 33-12213) on February 18, 2003 and is incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Declaration of Trust and Bylaws.

(d)	Investment Advisory Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on September 30, 2004 and is incorporated herein by reference.

(e)	Form of Distribution Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts is not applicable.

(g)	Form of Custody Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on March 27, 2003 and is incorporated herein by reference.

(h)	Other Material Contracts

(i)	Form of Fund Administration Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(ii)	Form of Transfer Agent Servicing Agreement was previously filed with the Registration Statement on Form N1-A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(iii)	Form of Fund Accounting Servicing Agreement was previously filed with the Registration Statement on Form N1-A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(iv)	Power of Attorney was previously filed with the Registration Statement on Form N1-A (File No. 33-12213) on October 24, 2002 and is incorporated herein by reference.

(v)	Operating Expenses Limitation Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on September 30, 2004 and is incorporated herein by reference.

(i)	Opinion of Counsel was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on September 30, 2004 and is incorporated herein by reference.

(j)	Consent of Independent Auditors is to be filed.

(k)	Omitted Financial Statements is not applicable.

(l)	Agreement Relating to Initial Capital is not applicable.

(m)	Form Rule 12b-1 Plan is not applicable.

(n)	Rule 18f-3 Plan is not applicable.

(o)	Reserved.

(p)	Code of Ethics

(i)	Code of Ethics for Registrant was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on July 23, 2004 and is incorporated herein by reference.

(ii)	Code of Ethics for Advisor was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on September 30, 2004 and is incorporated herein by reference.

Item 23. Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 24. Indemnification.

Reference is made to Article VII of the Registrant’s Declaration of Trust (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on December 29, 1995), Article VI of Registrant’s Amended and Restated Bylaws (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 18, 2003), and Paragraph 6 of the Distribution Agreement (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002). With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds’ Registration Statement, reports to shareholders or advertising and sales literature.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 25. Business and Other Connections of the Investment Advisor.

      With respect to the Advisor, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”), dated August 11, 2005. The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 26. Principal Underwriter.

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	Jacob Internet Fund Inc.
AIP Alternative Strategies Funds	The Jensen Portfolio, Inc.
Allied Asset Advisors Funds	Julius Baer Investment Funds
Alpine Equity Trust	The Kensington Funds
Alpine Income Trust	Kirr, Marbach Partners Funds, Inc.
Alpine Series Trust	LKCM Funds
Brandes Investment Trust	Masters’ Select Funds
Brandywine Blue Fund, Inc.	Matrix Advisors Value Fund, Inc.
Brazos Mutual Funds	MDT Funds

Bridges Investment Fund, Inc.	Monetta Fund, Inc.
Buffalo Funds	Monetta Trust
Buffalo Balanced Fund, Inc.	The MP 63 Fund, Inc.
Buffalo High Yield Fund, Inc.	MUTUALS.com
Buffalo Large Cap Fund, Inc.	Nicholas Equity Income Fund, Inc.
Buffalo Small Cap Fund, Inc.	Nicholas Family of Funds, Inc.
Buffalo USA Global Fund, Inc.	Nicholas Fund, Inc.
Country Mutual Funds Trust	Nicholas High Income Fund, Inc.
Cullen Funds Trust	Nicholas II, Inc.
Everest Funds	Nicholas Limited Edition, Inc.
FFTW Funds, Inc.	Nicholas Money Market Fund, Inc.
First American Funds, Inc.	NorCap Funds
First American Investment Funds, Inc.	Permanent Portfolio Funds
First American Strategy Funds, Inc.	PRIMECAP Odyssey Funds
Fort Pitt Capital Funds	Professionally Managed Portfolios
The Glenmede Fund, Inc.	Prudent Bear Funds, Inc.
The Glenmede Portfolios	The Purisima Funds
Guinness Atkinson Funds	Rainier Investment Management Mutual Funds
Harding, Loevner Funds, Inc.	Summit Mutual Funds, Inc.
The Hennessy Funds, Inc.	Thompson Plumb Funds, Inc.
Hennessy Mutual Funds, Inc.	TIFF Investment Program, Inc.
Hotchkis and Wiley Funds	Trust For Professional Managers
Intrepid Capital Management Funds Trust	Wexford Trust

(b)	To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike	President, Board Member	None
Donna J. Berth	Treasurer	None
Joe Redwine	Board Member	None
Bob Kern	Board Member	None
Eric W. Falkeis	Board Member	Treasurer
Teresa Cowan	Assistant Secretary	None
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(c)    Not applicable.

Item 27. Location of Accounts and Records.

       The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank, National Association 425 Walnut Street Cincinnati, OH 45202
Registrant’s Investment Advisor	Tygh Capital Management, Inc. 1211 SW Fifth Avenue, Suite 2100 Portland, OR 97204

Item 28. Management Services Not Discussed in Parts A and B.

        Not Applicable.

Item 29. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 238 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 18 day of November, 2005.

Professionally Managed Portfolios

By: Robert M. Slotky*
       Robert M. Slotky
       President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 238 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title

Dorothy A. Berry* Dorothy A. Berry	Trustee
Wallace L. Cook* Wallace L. Cook	Trustee
Carl A. Froebel* Carl A. Froebel	Trustee
Steven J. Paggioli* Steven J. Paggioli	Trustee
Rowley W. P. Redington* Rowley W. P. Redington	Trustee
Robert M. Slotky* Robert M. Slotky	President
Eric W. Falkeis Eric W. Falkeis	Treasurer and Principal Financial and Accounting Officer

*  By /s/ Eric W. Falkeis
   Eric W. Falkeis
               Attorney-in-Fact pursuant to
               Power of Attorney